                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 26, 2003
                      -------------------------------------
                                 Date of Report
                        (Date of earliest event reported)

                                BioSyntech, Inc.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

Nevada                                  0-27179              88-0329399
--------------------------------------------------------------------------------
(State or Other Jurisdiction            (Commission          (IRS Employer
of Incorporation)                       File Number)         Identification No.)

   450 Boulevard Armand-Frappier, Laval, Quebec, Canada           H7V 4B3
   -----------------------------------------------------------------------------
   (Address of Principal Executive Offices)                       (Zip Code)

                                 (450) 686-2437
                      -------------------------------------
                         (Registrant's telephone number,
                              including area code)

          -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.   Other Events and Required FD Disclosure.
                      ---------------------------------------

            On December 26, 2003,  BioSyntech,  Inc.  (the  "Company")  issued a press release  announcing that effective March 1, 2004, Claude LeDuc, a director of the Company,  will become the  President and Chief  Executive  Officer of the
Company replacing Dr. Amine Selmani.  On March 1, 2004, Serge Savard will resign as Chairman of the Board and Dr. Selmani will become the new Executive  Chairman of the Company.  Mr.  Savard will remain as a director of the Company.  Attached hereto as Exhibit 99.1 is a copy of the press release.

            Item 7.  Financial Statements, Pro Forma Financial Information
                     and Exhibits.
                     -----------------------------------------------------

            (c)  Exhibits.

            Exhibit
            No.                     Exhibit Description
            ---                     -------------------

            99.1                    Press Release dated December 26, 2003.

                                      -2-

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BIOSYNTECH, INC.

Dated: January 6, 2004              By:   /s/ Amine Selmani
                                          -------------------------------------
                                          Name:  Amine Selmani
                                          Title: Chief Executive Officer
                                                 & President